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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) March 22, 2000
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                                  PSINet Inc.
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             (Exact name of registrant as specified in its charter)

     New York                       0-25812           16-1353600
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(State or other jurisdiction      (Commission         (IRS Employer
     of incorporation)            File Number)     Identification No.)

     510 Huntmar Park Drive, Herndon, Virginia                   20170
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     (Address of principal executive offices)                   (Zip Code)



Registrant's telephone number, including area code (703) 904-4100
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         (Former name or former address, if changed since last report)
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Item 5.   Other Events
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     On March 22, 2000, PSINet Inc. issued a press release announcing that it has entered into a definitive agreement to acquire Metamor Worldwide, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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          (c)  Exhibits
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               Exhibit 99.1  Press release dated March 22, 2000.

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                                  SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: March 22, 2000               PSINET INC.


                            By:   /s/ David N. Kunkel
                                ----------------------------
                                David N. Kunkel
                                Vice Chairman and Executive Vice President

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                                 EXHIBIT INDEX
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    Exhibit
    Number        Exhibit Name                                 Location
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     99.1         Press release dated March 22, 2000.       Filed herewith

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